SUBSIDIARY GUARANTY


         THIS GUARANTY, dated as of May [A], 1998, is executed by each of the undersigned (each such entity and each entity which hereafter executes and delivers a Subsidiary Joinder in substantially the form of Attachment 1 hereto to be referred to herein as a "Guarantor"), in favor of ABN AMRO BANK N.V., acting as agent (in such capacity, and each successor thereto in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, "Lenders").


                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of May 8, 1998 (as amended from time to time, the "Credit Agreement"), among Nu Skin Enterprises, Inc. ("NSE"), Nu Skin Japan Co., Ltd. ("NSJ"), Lenders and Agent, Lenders have agreed to extend certain credit facilities to NSE and NSJ (collectively, "Borrowers") upon the terms and subject to the conditions set forth therein. Each Guarantor is a direct or indirect Subsidiary of NSE and expects to derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement.

         B. Lenders' obligations to extend the credit facilities to Borrowers under the Credit Agreement are subject, among other conditions, to receipt by Agent of (1) this Guaranty, duly executed by each existing Material Domestic Subsidiary of NSE, and (2) Subsidiary Joinders, duly executed by each future Material Domestic Subsidiary of NSE.



                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor hereby agrees with Agent, for the ratable benefit of Lenders and Agent, as follows:


1.       Definitions and Interpretation.

                  (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                           "Agent"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Aggregate   Guaranty   Payments"  shall  mean,  with
                  respect to any Guarantor at any time, the aggregate net amount of all payments made by such Guarantor under this Guaranty (including, without limitation, under Paragraph 5 hereof) at or prior to such time.

                           "Borrowers" shall have the meaning given to that term
                  in the Recital A hereof.

                           "Credit  Agreement"  shall have the meaning  given to
                  that term in the Recital A hereof.

                           "Debtor  Relief  Proceeding"  shall  mean  any  suit,
                  action, case or other proceeding commenced by, against or for NSJ or NSE or its property seeking the dissolution, liquidation, reorganization, rearrangement or other relief of NSJ or NSE or its debts under any applicable bankruptcy, insolvency or debtor relief law or other similar Governmental Rule now or hereafter in effect or seeking the appointment of a receiver, trustee, liquidator, custodian or other similar official for NSJ or NSE or any substantial part of its property or any general assignment by NSJ or NSE for the benefit of its creditors, whether or not any such suit, action, case or other proceeding is voluntary or involuntary.

                           "Disallowed  Post-Commencement Interest and Expenses"
                  shall mean interest computed at the rate provided in the Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Debtor Relief Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against NSE in such Debtor Relief Proceeding.

                           "Fair  Share"   shall  mean,   with  respect  to  any
                  Guarantor at any time, an amount equal to (i) a fraction, the numerator which is the Maximum Guaranty Amount of such Guarantor and the denominator of which is the aggregate Maximum Guaranty Amounts of all Guarantors, multiplied by (ii) the aggregate amount paid by all Funding Guarantors under this Guaranty at or prior to such time.

                           "Fair Share  Shortfall"  shall mean,  with respect to
                  any Guarantor at any time, the amount, if any, by which the Fair Share of such Guarantor at such time exceeds the Aggregate Guaranty Payments of such Guarantor at such time.

                           "Funding  Guarantor"  shall have the meaning given to
                  that term in Paragraph 5 hereof.

                           "Guaranteed  Obligations"  shall mean and include all
                  loans, advances, debts, liabilities, and obligations, howsoever arising, owed by NSE to Agent or any Lender of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money) individual or joint and several, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Credit Documents, including all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to NSE or payable by NSE thereunder.

                           "Guarantor" shall have the meaning given to that term
                  in the introductory paragraph hereof.

                           "Lenders"  shall have the meaning  given to that term
                  in the introductory paragraph hereof.

                           "Maximum Guaranty Amount" shall mean, with respect to
                  any Guarantor at any time, (i) the full amount of the Guaranteed Obligations at such time or (ii) if any court of competent jurisdiction determines in any action to enforce this Guaranty that enforcement against such Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, then the maximum amount lawful and not subject to such avoidance.

                           "NSE"  shall have the  meaning  given to that term in
                  the Recital A hereof.

                           "NSJ"  shall have the  meaning  given to that term in
                  the Recital A hereof.

                           "Subordinated  Obligations"  shall  have the  meaning
                  given to that term in Paragraph 4 hereof.

                           "Subsidiary   Joinder"   shall  mean  an   instrument
                  substantially in the form of Attachment 1 hereto.

                           "Taxes"  shall have the meaning given to such term in
                  Subparagraph 6(h).

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Credit Agreement shall have the respective meanings given to those terms in the Credit Agreement.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Each Guarantor acknowledges receipt of copies of the Credit Agreement and the other Credit Documents.

2.       Guaranty.

                  (a) Payment Guaranty. Each Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Debtor Relief Proceeding relating to NSE is commenced, each Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by NSE and whether or not such obligations are modified, reduced or discharged in such Debtor Relief Proceeding. This Guaranty is a guaranty of payment and not of collection.

                  (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of Lenders to extend credit to NSE have terminated and all of the Guaranteed Obligations have been fully paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Agent or any Lender, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

                  (c) Joint, Several and Independent Obligations. The liability of each Guarantor hereunder is joint and several and is independent of the Guaranteed Obligations. A separate action or actions may be brought and prosecuted against each Guarantor for the full amount of the Guaranteed Obligations irrespective of whether action is brought against NSE, any other Guarantor or any other guarantor of the Guaranteed Obligations or whether NSE, any other Guarantor or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

                  (d) Fraudulent Transfer Limitation. If, in any action to enforce this Guaranty, any court of competent jurisdiction determines that enforcement against any Guarantor for the full amount of the Guaranteed Obligations is not lawful under or would be subject to avoidance under Section 548 of the United States Bankruptcy Code or any applicable provision of any comparable law of any state or other jurisdiction, the liability of such Guarantor under this Guaranty shall be limited to the maximum amount lawful and not subject to such avoidance.

                  (e) Termination. Notwithstanding any termination of this Guaranty in accordance with Paragraph 3 hereof, this Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required
         to  be  surrendered   by  Agent  or  any  Lender  after   receipt.

3.       Authorizations, Waivers, Etc.

                  (a)  Authorizations.   Each  Guarantor  authorizes  Agent  and
         Lenders, in their discretion, without notice to such Guarantor, irrespective of any change in the financial condition of NSE, NSJ, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of such Guarantor hereunder, from time to time to:

                           (i) Create new Guaranteed Obligations and renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise amend or modify the Credit Documents or change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon;

                           (ii) Take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; apply such security and direct the order or manner of sale thereof; and purchase such security at public or private sale;

                           (iii) Otherwise exercise any right or remedy they may
                  have against NSE, NSJ, such Guarantor, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale;

                           (iv) Settle,  compromise with,  release or substitute
                  any one or more makers, endorsers or guarantors of the Guaranteed Obligations; and (v) Assign the Guaranteed Obligations, this Guaranty or the other Credit Documents in whole or in part to the extent provided in the Credit Agreement and the other Credit Documents.

                  (b) Waivers. Each Guarantor hereby waives:

                           (i) Any right to  require  Agent or any Lender to (A)
                  proceed against NSE, NSJ, any other Guarantor or any other guarantor of the Guaranteed Obligations, (B) proceed against or exhaust any security received from NSE, NSJ, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or otherwise marshall the assets of NSE, NSJ, such Guarantor, any other Guarantor or any other guarantor of the Guaranteed Obligations or (C) pursue any other remedy in Agent's or any Lender's power whatsoever;

                           (ii) Any defense arising by reason of the application
                  by NSE or NSJ of the  proceeds  of any  borrowing;

                           (iii) Any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against NSE, NSJ, any other Guarantor, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Agent or any Lender to foreclose upon security by nonjudicial sale, or otherwise;

                           (iv) Any setoff or counterclaim of NSE or any defense
                  which results from any disability or other defense of NSE or the cessation or stay of enforcement from any cause whatsoever of the liability of NSE (including, without limitation, the lack of validity or enforceability of any of the Credit Documents);

                           (v) Any defense based upon any law, rule or regulation which provides that the obligation of a surety must not be greater or more burdensome than the obligation of the principal;

                           (vi) Until all  obligations of Agent or any Lender to
                  extend credit to NSE have terminated and all of the Guaranteed Obligations have been fully paid, any right of subrogation, reimbursement, indemnification or contribution and other similar right to enforce any remedy which Agent, Lenders or any other Person now has or may hereafter have against NSE on account of the Guaranteed Obligations, and any benefit of, and any right to participate in, any security now or hereafter received by Agent, any Lender or any other Person on account of the Guaranteed Obligations;

                           (vii) All presentments, demands for performance, notices of non-performance, notices delivered under the Credit Documents, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale;

                           (viii) The benefit of any statute of  limitations  to
                  the extent permitted by law;

                           (ix) Any appraisement,  valuation,  stay,  extension,
                  moratorium redemption or similar law or similar rights for marshalling;

                           (x) Any right to be  informed  by Agent or any Lender
                  of the financial condition of NSE, NSJ, any other Guarantor or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations;

                           (xi) Until all  obligations of Agent or any Lender to
                  extend credit to NSE have terminated and all of the Guaranteed Obligations have been fully paid, any right to revoke this Guaranty;

                           (xii) Any defense  arising  from an election  for the
                  application  of  Section   1111(b)(2)  of  the  United  States
                  Bankruptcy Code which applies to the Guaranteed Obligations;

                           (xiii) Any defense  based upon any borrowing or grant
                  of a security interest under Section 364 of the United States Bankruptcy Code; and

                           (xiv) Any right it may have to a fair  value  hearing
                  to determine the size of a deficiency judgment following any foreclosure on any security for the Guaranteed Obligations.

         Without limiting the scope of any of the foregoing provisions of this Paragraph 3, each Guarantor hereby further waives (A) all rights and defenses arising out of an election of remedies by Agent or any Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against NSE by the operation of Section 580d of the Code of Civil Procedure or otherwise, (B) all rights and defenses such Guarantor may have by reason of protection afforded to NSE with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranteed Obligations, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (C) all other rights and defenses available to such Guarantor by reason of Sections 2787 to 2855, inclusive, Section 2899 or Section 3433 of the California Civil Code or Section 3605 of the California Commercial Code.

                  (c) Financial Condition of NSE, Etc. Each Guarantor is fully aware of the financial condition and affairs of NSE. Each Guarantor has executed this Guaranty without reliance upon any representation, warranty, statement or information concerning NSE furnished to such Guarantor by Agent or any Lender and has, independently and without reliance on Agent or any Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of NSE and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations. Each Guarantor is in a position to obtain, and assumes full responsibility for obtaining, any additional information about the financial condition and affairs of NSE and of other circumstances affecting the risk of nonpayment or nonperformance of the Guaranteed Obligations and will, independently and without reliance upon Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action in connection with this Guaranty.

4. Subordination. Each Guarantor hereby subordinates any and all debts, liabilities and obligations owed to such Guarantor by NSE (the "Subordinated Obligations") to the Guaranteed Obligations as provided in this Paragraph 4.

                  (a) Prohibited Payments, Etc. Except during the continuance of a Default (including the commencement and continuation of any Debtor Relief Proceeding relating to NSE), each Guarantor may receive regularly scheduled payments from NSE on account of Subordinated Obligations. After the occurrence and during the continuance of any Default (including the commencement and continuation of any Debtor Relief Proceeding relating to NSE), however, unless Agent otherwise agrees, no Guarantor shall demand, accept or take any action to collect any payment on account of the Subordinated Obligations.

                  (b) Prior Payment of Guaranteed Obligations. In any Debtor Relief Proceeding relating to NSE, each Guarantor agrees that Agent and Lenders shall be entitled to receive payment of all Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) before such Guarantor receives payment of any Subordinated Obligations.

                  (c) Turn-Over. After the occurrence and during the continuance of any Default (including the commencement and continuation of any Debtor Relief Proceeding relating to NSE), each Guarantor shall, if Agent so requests, collect, enforce and receive payments on account of the Subordinated Obligations as trustee for Agent and Lenders and deliver such payments to Agent on account of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), together with any necessary endorsements or other instruments of transfer, but without reducing or affecting in any manner the liability of such Guarantor under the other provisions of this Guaranty.

                  (d) Agent Authorization. After the occurrence and during the continuance of any Default (including the commencement and continuation of any Debtor Relief Proceeding relating to NSE), Agent is authorized and empowered (but without any obligation to so do), in its discretion,
         (i) in the name of each Guarantor, to collect and enforce, and to submit claims in respect of, Subordinated Obligations and to apply any amounts received thereon to the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses), and (ii) to require each Guarantor (A) to collect and enforce, and to submit claims in respect of, Subordinated Obligations and (B) to pay any amounts received on such obligations to Agent for application to the Guaranteed Obligations (including any and all Disallowed
         Post-Commencement   Interest  and  Expenses).

5.       Contribution  among  Guarantors.  Guarantors  desire to allocate  among themselves, in a fair and equitable manner, their rights of contribution from each other when any payment is made by any Guarantor under this Guaranty. Accordingly, if any payment is made by any Guarantor under this Guaranty (a "Funding Guarantor") that exceeds its Fair Share, the Funding Guarantor shall be entitled to a contribution from each other Guarantor in the amount of such other Guarantor's Fair Share Shortfall, so that all such contributions shall cause each Guarantor's Aggregate Guaranty Payments to equal its Fair Share. The amounts payable as contributions hereunder shall be determined by the Funding Guarantor as of the date on which the related payment or distribution is made by the Funding Guarantor, and such determination shall be binding on the other Guarantors absent manifest error. The allocation and right of contribution among Guarantors set forth in this Paragraph 5 shall not be construed to limit in any way the liability of any Guarantor under this Guaranty or the amount of the Guaranteed Obligations.

6.       Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon any Guarantor or Agent under this Guaranty or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Agent, at its facsimile number or address set forth below, or, if to any Guarantor, at its facsimile number or address set forth below its signature below or in the respective Subsidiary Joinder for such Guarantor (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other parties). All such notices and communications shall be effective (i) when sent by any overnight courier service of recognized standing, on the second Business Day following the deposit with such service; (ii) when mailed, first class postage prepaid and addressed through the United States Postal Service or registered mail through the Japanese Post Office, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

                  Agent:            ABN AMRO Bank N.V.
                                    Syndications Group
                                    1325 Avenue of the Americas, 9th Floor
                                    New York, NY  10019
                                    U.S.A.
                                    Attn:  Linda Boardman
                                    Tel. No: (212) 314-1724
                                    Fax. No: (212) 314-1712

                                    With copies to:

                                    ABN AMRO Bank N.V.
                                    Tokyo Branch
                                    13F, Shiroyama JT Mori Building
                                    4-3-1, Toranomon, Minato-ku
                                    Tokyo 105
                                    Japan
                                    Attn: Kiyoharu Michiwaki
                                    Tel. No: 81-3-5405-6575
                                    Fax No: 81-3-5405-6902 or 6903

                                    ABN AMRO Bank N.V.
                                    101 California Street, Suite 4550
                                    San Francisco, CA  94111-5812
                                    Attn:  Tamira Treffers-Herrera
                                    Tel: (415) 984-3709
                                    Fax: (415) 362-3524

                  (b) Payments.

                           (i) Each  Guarantor  shall make all  payments  of the
                  Guaranteed Obligations to Agent , or its order, at the office of Agent and at the times specified in the Credit Documents for the payment of such Guaranteed Obligations. Each Guarantor shall make all other payments hereunder at such office as Agent may designate. Each payment shall be made in same day or immediately available funds not later than 11:00 a.m.(local time of the office of Agent at which such payment is to be made) on the date due.

                           (ii) Each  Guarantor  shall make all  payments of the
                  Guaranteed Obligations hereunder in the currency in which such Guaranteed Obligations are required to be paid by NSE pursuant to the Credit Documents and shall make all other payments hereunder in Dollars; provided, however, that, if Agent shall request a Guarantor to pay any amount hereunder which would otherwise be payable in another currency in the lawful currency of the United States, such Guarantor shall pay to Agent the Dollar Equivalent of such amount.

                           (iii) If any sum due from any  Guarantor  under  this
                  Guaranty or any other Credit Document to which such Guarantor is a party or any order, judgment or award given or rendered in relation hereto or thereto has to be converted from the currency (the "first currency") in which the same is payable hereunder or thereunder into another currency (the "second currency") for the purpose of (A) making or filing a claim or proof against such Guarantor with any Governmental Authority,
                  (B) obtaining an order or judgment in any court or other tribunal or (C) enforcing any order or judgment given or made in relation hereto, such Guarantor shall, to the fullest extent permitted by law, indemnify and hold harmless each of the Persons to whom such sum is due from and against any loss suffered as a result of any discrepancy between (1) the rate of exchange used for such purpose to convert the amounts in question from the first currency into the second currency and
                  (2) the rate or rates of exchange at which such Person may, using reasonable efforts in the ordinary course of business, purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof. The foregoing indemnity shall constitute a separate obligation of each Guarantor distinct from its other obligations hereunder and shall survive the giving or making of any judgment or order in relation to all or any of such obligations.

                           (iv) If any amounts required to be paid by any Guarantor under this Guaranty or any order, judgment or award given or rendered in relation hereto remain unpaid after such amounts are due, such Guarantor shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to:

                                    (A)  In  the  case  of  amounts  payable  in
                           Dollars, the Base Rate plus two percent (2.00%), such rate to change from time to time as the Base Rate shall change.

                                    (B) In the case of  amounts  payable in Yen,
                           the Overnight Rate plus two percent (2.0%), such rate to change from time to time as the Overnight Rate shall change.

                  (c) Expenses. Each Guarantor shall pay on demand (i) all reasonable and documented fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Guaranty and the preparation, execution and delivery of amendments and waivers hereunder and (ii) all reasonable and documented fees and expenses, including reasonable attorneys' fees and expenses, incurred by Agent and Lenders in connection with the enforcement or attempted enforcement of this Guaranty or any of the Guaranteed Obligations or in preserving any of Agent's or Lenders' rights and remedies (including, without limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Guaranteed Obligations or any bankruptcy or similar proceeding involving Guarantor, any other Guarantor, NSE, NSJ or any of their affiliates).

                  (d) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by each Guarantor and Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances for the purpose for which given. No failure or delay on Agent's or any Lender's part in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right.

                  (e) Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Agent, Lenders, Guarantors and their respective successors and assigns; provided, however, that no Guarantor may assign or transfer any of its rights and obligations under this Guaranty without the prior written consent of Agent and Lenders, and, provided, further, that Agent or any Lender may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Credit Agreement. All references in this Guaranty to any Person shall be deemed to include all permitted successors and assigns of such Person.

                  (f) Cumulative Rights, etc. The rights, powers and remedies of Agent and Lenders under this Guaranty shall be in addition to all rights, powers and remedies given to Agent and Lenders by virtue of any applicable law, rule or regulation of any Governmental Authority, the Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Agent's or any Lender's rights hereunder. Each Guarantor waives any right to require Agent or any Lender to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Agent's or such Lender's power.


                  (g) Setoff;  Security Interest.

                           (i) In addition to any rights and remedies of Lenders
                  provided by law, each Lender shall have the right, with the prior consent of Agent but without prior notice to or consent of any Guarantor, any such notice and consent being expressly waived by each Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of an Event of Default, to set-off and apply against the obligations of each Guarantor any amount owing from such Lender to such Guarantor. The aforesaid right of set-off may be exercised by such Lender against a Guarantor or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of such Guarantor or against anyone else claiming through or against such Guarantor or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off may not have been exercised by such Lender at any prior time. Each Lender agrees promptly to notify the applicable Guarantor after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                           (ii) As security for the obligations of each Guarantor hereunder, each Guarantor hereby grants to Agent and each Lender, for the benefit of all Lenders, a continuing security interest in any and all deposit accounts or moneys of such Guarantor now or hereafter maintained with such Lender. Each Lender shall have all of the rights of a secured party with respect to such security interest.

                  (h)  Payments  Free  of  Taxes.  All  payments  made  by  each
         Guarantor under this Guaranty shall be made free and clear of, and without deduction or withholding for or on account of, all present and future income, stamp, documentary and other taxes and duties, and all other levies, imposts, charges, fees, deductions and withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on Agent or any Lender by its jurisdiction of incorporation or the jurisdiction in which its Applicable Lending Office is located) (all such non-excluded taxes, duties, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to Agent or any ----- Lender hereunder, the amounts so payable to Agent or such Lender shall be increased to the extent necessary to yield to Agent or such Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Guaranty or the other Credit Documents, as applicable. Whenever any Taxes are payable by any Guarantor, as promptly as possible thereafter, such Guarantor shall send to Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by such Guarantor showing payment thereof. If Guarantors fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to Agent the required receipts or other required documentary evidence, Guarantors shall indemnify Agent and Lenders for any taxes (including interest or penalties) that may become payable by Agent or any Lender as a result of any such failure. The obligations of Guarantors under this Subparagraph 6(h) shall survive the payment and performance of the Guaranteed Obligations and the termination of this Guaranty. Nothing contained in this Subparagraph 6(h) shall require Agent or any Lender to make available any of its tax returns (or any other information relating to its taxes which it deems to be confidential).

                  (i) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (j) Jury Trial. EACH OF GUARANTORS, LENDERS AND AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY.

                  (k) Counterparts. This Guaranty may be executed in any number of identical counterparts, any set of which signed by all the Guarantors shall be deemed to constitute a complete, executed original for all purposes.

                  (l)  Governing  Law,  Consent to  Jurisdiction,  Etc.

                           (i) This Guaranty  shall be governed by and construed
                  in accordance with the laws of the State of California without reference to conflicts of law rules.

                           (ii)  Each  Guarantor   irrevocably  submits  to  the
                  non-exclusive jurisdiction of the courts of the State of California and the courts of the United States of America located in the Northern District of California and agrees that any legal action, suit or proceeding arising out of or relating to this Guaranty or any of the other Credit Documents may be brought against such party in any such courts. Final judgment against a Guarantor in any such action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the judgment, or in any other manner provided by law. Nothing in this Subparagraph 6(k) shall affect the right of Agent or any Lender to commence legal proceedings or otherwise sue any Guarantor in any other appropriate jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other papers upon any Guarantor in any manner authorized by the laws of any such jurisdiction. Each Guarantor agrees that process served either personally or by registered mail shall, to the extent permitted by law, constitutes adequate service of process in any such suit. Without limiting the foregoing, each Guarantor hereby appoints, in the case of any such action or proceeding brought in the courts of or in the State of California, CT Corporation, with offices on the date hereof at 818 West Seventh Street, Los Angeles, California 90017, to receive for it and on its behalf, service of process in the State of California with respect thereto, provided each Guarantor may appoint any other person, reasonably acceptable to Agent, with offices in the State of California to replace such agent for service of process upon delivery to Agent of a reasonably acceptable agreement of such new agent agreeing so to act. Each Guarantor irrevocably waives to the fullest extent permitted by applicable law (A) any objection which it may have now or in the future to the laying of the venue of any such action, suit or proceeding in any court referred to in the first sentence above; (B) any claim that any such action, suit or proceeding has been brought in an inconvenient forum;
                  (C) its right of removal of any matter commenced by any other party in the courts of the State of California to any court of the United States of America; (D) any immunity which it or its assets may have in respect of its obligations under this Agreement or any other Credit Document from any suit, execution, attachment (whether provisional or final, in aid of execution, before judgment or otherwise) or other legal process; and (E) any right it may have to require the moving party in any suit, action or proceeding brought in any of the courts referred to above arising out of or in connection with this Agreement or any other Credit Document to post security for the costs of any Guarantor or to post a bond or to take similar action.

                       [The first signature page follows.]

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed as of the day and year first above written.

                                   [GUARANTOR]


                                              By: /s/ Steven J. Lund
                                                 Name:Steven J. Lund
                                                 Title:Vice President

                                              Address:
                                              One Nu Skin Plaza,
                                              75 West Center,
                                              Provo, UT 84601
                                              Attn: Chief Financial Officer
                                              Telephone: (801) 345-3000
                                              Facsimile: (801) 345-3099

                                   [GUARANTOR]


                                              By: /s/ Blake M. Roney
                                                 Name: Blake M. Roney
                                                 Title:Representative Director

                                              Address:
                                              890-12
                                              Daechi-dong
                                              Kangnam-ku, Seoul
                                              Attn: Chief Fianacial Officer
                                              Telephone: (822) 538-1441
                                              Facsimile: (822) 552-9728

                                  ATTACHMENT 1

                               SUBSIDIARY JOINDER

         THIS SUBSIDIARY JOINDER (this "Agreement"), dated as of ____________, ____, is executed by [NEW SUBSIDIARY], a _________ [corporation] [partnership] [etc.] ("New Subsidiary") in favor of ABN AMRO BANK N.V., acting as agent (in such capacity, and each successor thereto in such capacity, "Agent") for the financial institutions which are from time to time parties to the Credit Agreement referred to in Recital A below (collectively, the "Lenders").


                                    RECITALS

         A. Pursuant to a Credit Agreement dated as of May 8, 1998 (as amended from time to time, the "Credit Agreement"), among Nu Skin Enterprises, Inc. ("NSE"), Nu Skin Japan Co., Ltd. ("NSJ"), Lenders and Agent, Lenders have agreed to extend certain credit facilities to NSE and NSJ (collectively, "Borrower")upon the terms and subject to the conditions set forth therein.

         B. Lenders' obligations to extend the credit facilities to Borrowers under the Credit Agreement are subject, among other conditions, to receipt by Agent of (1) a Guaranty, dated as of May [A], 1998, duly executed by each existing Domestic Subsidiary of NSE, and (2) Subsidiary Joinders, duly executed by each future Domestic Subsidiary of NSE.

         C. New  Subsidiary  is a new Domestic  Subsidiary of NSE and expects to
derive   substantial   direct  and  indirect   benefit  from  the   transactions
contemplated by the Credit Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, New Subsidiary hereby agrees with Agent, for the ratable benefit of Lenders and Agent, as follows:

1. Definitions and Interpretation. Unless otherwise defined herein, all capitalized terms used herein and defined in the Guaranty shall have the respective meanings given to those terms in the Guaranty. New Subsidiary acknowledges receipt of copies of the Guaranty, the Credit Agreement and the other Credit Documents.

2. Representations and Warranties. On and as of the date of this Agreement (the "Effective Date") and for the ratable benefit of the Agent and Lenders, New Subsidiary hereby makes each of the representations and warranties made by each Guarantor in the Guaranty.

3. Agreement to be Bound. New Subsidiary agrees that, on and as of the Effective Date, it shall become a Guarantor under the Guaranty and shall be bound by all the provisions of the Guaranty to the same extent as if New Subsidiary had executed the Guaranty on the Closing Date. 4. Waiver. Without limiting the generality of the waivers in the Guaranty, New Subsidiary specifically agrees to be bound by the Guaranty and waives any right to notice of acceptance of its execution of this Agreement and of its agreement to be bound by the Guaranty. 5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.


         IN WITNESS WHEREOF, New Subsidiary has caused this Agreement to be executed by its duly authorized officer.

                                [NEW SUBSIDIARY]


                                              By:
                                                 Name:
                                                 Title:


                                              Address:
                                              [-------------------------]
                                              [-------------------------]
                                              [-------------------------]
                                              Attn: [___________________]
                                              Telephone: [(___) ___-____]
                                              Facsimile: [(___) ___-____]